Filed pursuant to Rule 497(a)(1)
File No. 333-150033
Rule 482 ad

PennantPark Investment Corporation Announces Public Offering

NEW YORK, NY--(Marketwire - March 1, 2010) - PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) announced that it plans to make a public offering of 5,000,000 shares of its common stock. The Company also has granted the underwriters an option to purchase up to an additional 750,000 shares of common stock to cover over-allotments, if any. The offering price of the shares will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The offering of the shares will be made under the Company's shelf registration statement, which was filed with, and has been declared effective by, the Securities and Exchange Commission.

The Company expects to use the net proceeds for general corporate purposes, including repayment of outstanding indebtedness and funding investments in accordance with its investment objectives.

J.P. Morgan Securities Inc., Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company, Inc., and SunTrust Robinson Humphrey, Inc., are acting as joint bookrunning underwriters. BMO Capital Markets, FBR Capital Markets Corporation, Janney Montgomery Scott LLC, and Keefe, Bruyette & Woods, Inc. are acting as co-managers underwriters.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated March 1, 2010 and the accompanying prospectus dated February 24, 2010, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following address: J.P. Morgan Securities Inc. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling toll-free (866) 803-9204, Robert W. Baird & Company Incorporated at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Stifel, Nicolaus & Company, Inc. at 501 North Broadway, St. Louis, Missouri 63102 and SunTrust Robinson Humphrey, Inc. at 3333 Peachtree Road NE, Atlanta, Georgia 30326.

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of mezzanine debt, senior secured loans and equity investments. From time to time, the Company may also invest in public companies whose securities are thinly traded. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release. [Missing Graphic Reference]

CONTACT:
PennantPark Investment Corporation
Aviv Efrat
(212) 905-1000
www.pennantpark.com